SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                         ____________________

                               FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES ACT OF 1934

  Date of Report (Date of earliest event reported): FEBRUARY 20, 2000

                          ___________________

                   FECHTOR, DETWILER, MITCHELL & CO.
          (Exact name of registrant as specified in charter)


      DELAWARE                      0-12926                95-2627415
(State of other jurisdiction    (Commission File     (I.R.S. Employer
incorporation or organization)   Number)             Identification No.)

     225 Franklin Street, 20th Floor,  BOSTON, MASSACHUSETTS 02110
    (Address of principal executive offices)             (Zip Code)

   Registrant's telephone number, including area code: 617-747-0100

ITEM 5.   OTHER EVENTS

     On February 20, 2000, the Board of Directors of Registrant extended the expiration date of Registrant's Shareholder Rights
Agreement to February 21, 2010 by amendment of the Rights Agreement to extend the expiration date of the Rights to February 21, 2010.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               The Following exhibit is filed herewith:

               4.11 Resolutions of Registrant's Board amending Rights
                    Agreement

                          SIGNATURES
   Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FECHTOR, DETWILER, MITCHELL & CO.

Dated:  March 24, 2000             By:  /s/ ROBERT E. JEFFORDS
                                   ------------------------------
                                   Robert E. Jeffords
                                   Assistant Secretary

                             EXHIBIT 4.11

                     WRITTEN CONSENT OF DIRECTORS

     The undersigned, constituting all of the directors of Fechtor, Detwiler, Mitchell & Co., a Delaware corporation, hereby adopt the following resolutions by unanimous written consent, effective as of February 20, 2000.

     RESOLVED, that the Rights Agreement dated February 21, 1990, entered into by the Company under its former name "Spear Financial Services, Inc." with First Interstate Bank, Ltd. as Rights Agent, is hereby amended to extend the expiration date of the Rights from February 21, 2000 to February 21, 2010.

     RESOLVED FURTHER that Section 7(a) of said Rights Agreement shall be amended by changing "February 21, 2000" as it appears therein to read "February 21, 2010".



/s/ Richard Fechtor                     /s/ Edward Hughes
-----------------------                 -----------------------
Richard Fechtor                         Edward Hughes


/s/ Edward Baran                        /s/ Frank Jenkins
-----------------------                 -----------------------
Edward Baran                            Frank Jenkins


/s/ Barton Beek                         /s/ James K. Mitchell
-----------------------                 -----------------------
Barton Beek                             James K. Mitchell


/s/ Andrew Detwiler                     /s/ Robert Sharp
-----------------------                 -----------------------
Andrew Detwiler                         Robert Sharp